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                                                                     EXHIBIT 4.2


                                   WEBEX, INC.

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


        THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 30th day of March, 2000, by and among WEBEX, INC., a California corporation (the "Company"), SUBRAH IYAR, MIN ZHU and YUQING XU (collectively, the "Founders") and the undersigned parties identified on Schedule A attached hereto (the "Investors").

                              W I T N E S S E T H:

        WHEREAS, certain of the Investors hold shares of the Company's Series A, Series B, and Series C Preferred Stock and possess registration rights, information rights and other rights pursuant to an Investors' Rights Agreement among the Company and such Investors dated as of December 17, 1999 (the "1999 Rights Agreement"); and

        WHEREAS, the undersigned Investors who hold Series A, Series B and Series C Preferred Stock desire to terminate the 1999 Rights Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under this Rights Agreement; and

        WHEREAS, the obligations of certain Investors to purchase Series D Preferred Stock are conditioned upon the execution and delivery of this Agreement by such Investors, and holders of in excess of 75% of the Series A, Series B and Series C Preferred Stock and the Company:

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investors who are parties to the 1999 Rights Agreement hereby agree that the 1999 Rights Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

                                    SECTION 1

       Restrictions on Transferability of Securities; Registration Rights

        1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

        (a) "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a Holder . The term "person" for the purpose of this definition includes, in addition to such Holder, the following persons: (i) any relative or spouse of such Holder; (ii) any trust or estate in which such Holder or any of the persons specified in subsection (i) collectively own fifty percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; and (iii) any corporation or other organization (other than the Holder) in which such Holder or any of the persons specified in of this section are the beneficial owners collectively of fifty percent or more of the voting securities or fifty percent or more of the equity interest.


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        (b) "Closing" shall mean the date of the initial sale of shares of the
Company's Series C Preferred Stock.

        (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        (e) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section
1.11 and Section 3 hereof.

        (f) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than twenty-five percent (25%) of the outstanding Registrable Securities.

        (g) "Investors" shall mean persons who: (i) purchased Shares pursuant to the Series D Preferred Stock Purchase Agreement, dated as of the date hereof
(ii) possessed registration rights pursuant to the 1999 Rights Agreement or
(iii) hold warrants to purchase Series C Preferred Stock.

        (h) "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

        (i) "Registrable Securities" shall mean (i) shares of the Company's Common Stock (the "Common Stock") issued or issuable pursuant to the conversion of the Shares, (ii) any shares of stock or other securities into which or for which shares of Common Stock issued or issuable pursuant to the conversion of the Shares may hereafter be changed, converted or exchanged and any other shares or securities issued to holders of Common Stock (or such shares of stock or other securities into which or for which shares of Common Stock are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above provided, however, that Registrable Securities shall not include any shares of Common Stock or shares of stock or other securities referenced in (ii) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

        (j) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        (k) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration,


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qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the reasonable fees and disbursements of one counsel for the Holders, selected by a majority in interest of the Holders, (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

        (l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        (m) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

        (o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the reasonable fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

        (p) "Shares" shall mean collectively the Company's Series A, Series B, Series C and Series D Preferred Stock currently outstanding or issuable upon exercise of warrants therefor.

        1.2 Requested Registration.

        (a) Request for Registration. If the Company shall receive from the Initiating Holders at any time after the earlier of (i) December 17, 2003 or
(ii) nine (9) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, a written request that the Company effect any registration with respect to shares of Registrable Securities with an expected aggregate offering price, net of underwriting discounts and expenses related to the issuance, to the public exceeding $5,000,000 for an initial public offering or, in the event of a secondary offering, exceeding $2,500,000, the Company will:

                (i) promptly give written notice of the proposed registration to all other Holders; and

                (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all such Registrable Securities as are specified in such request, together with all of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the


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Company within twenty (20) days after such written notice from the Company is mailed or delivered.

        The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

               (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (B) After the Company has initiated two such registrations pursuant to this Section 1.2(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof and would, absent such election, have been required to bear such expenses);

               (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, and provided that the Company may only invoke this subsection (C) once;

               (D) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof;

               (E) If the Initiating Holders do not request that such offering be underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld on a firm commitment basis); or

               (F) If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

        (b) Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such


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disclosure would be seriously detrimental, provided that (except as provided in clause (C) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once.

        The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.13 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

        (c) Underwriting. The right of any Holder to registration pursuant to
Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

        (d) Procedures. If the Company shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.12). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.13 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with
Section 1.13, provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration will not be reduced unless all other securities of Company (not including securities to be issued as part of the offering) are first entirely excluded from the underwriting and registration, and provided further, that in no event will the number of Registrable Securities to be included in any such registration be reduced below 30% of the shares included in the registration. Any Registrable Securities excluded and withdrawn from such underwriting will be withdrawn from the registration.


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        1.3 Company Registration.

        (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 or 1.5 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

               (i) promptly give to each Holder written notice thereof, but in no event less than 30 days prior to the filing of any registration statement; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

        (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

        Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting will be allocated first, to Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above will be restricted so that the number of Registrable Securities included in any such registration is not reduced below 20% of the shares included in the registration. Notwithstanding the foregoing, if the registration is the first Company-initiated registered offering of the Company's securities to the general public, the Company may limit, to the extent so advised by the underwriters, on a pro rata basis according to the number of securities each shareholder (including the Holders) has requested for registration, the amount of securities (including Registrable Securities) to be included in the registration by the Company's shareholders (including the Holders), or may


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exclude, to the extent so advised by the underwriters, such underwritten securities entirely from such registration.

        If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.13 hereof.

        1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.3 and 1.5 hereof, and the first two registrations pursuant to Section
1.2 hereof, and reasonable fees and disbursements of one counsel for the selling Holders in the case of registrations pursuant to Sections 1.2, 1.3 and 1.5 shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration begun pursuant to Section 1.2 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2, in which event such registration shall not be treated as a counted registration for purposes of Section 1.2 hereof, even though the Holders do not elect to bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

        1.5 Registration on Form S-3.

        (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.2(b)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve (12) month period, after the Company has effected two (2) such registrations in any such period.

        (b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and
(ii) and Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of


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Sections 1.2(c) and 1.2(d) hereof shall apply to such registration. Any registration on Form S-3 will not be deemed to be a Requested Registration under
Section 1.2.

        1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

        (a) Keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty
(120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415 as promulgated by the Commission under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Exchange Act in the registration statement;

        (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

        (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

        (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which it was made;


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
        (e) Cause all such Registrable Securities registered pursuant hereunder to be listed or quoted on each securities exchange or automated dealer quotation system on which similar securities issued by the Company are then listed or quoted;

        (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

        (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

        (h) Register and qualify securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall reasonably be requested by the Holders, however, the Company shall not be obligated to register and qualify securities in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

        1.7 Indemnification.

        (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of section 15 of the Securities Act or section 20 of the Exchange Act, any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission made in conformity with written information furnished to the Company by such Holder or underwriter


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
and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

        (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the Securities Act (or section 20 of the Exchange Act), each other such Holder and Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), provided, that in no event shall any indemnity under this Subsection 1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

        (c) Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

        (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

        (f) The obligations of the Company and the Holders under this Section
1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.8 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

        1.9 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder (including demand registration rights which may be requested by such holder or prospective holder prior to the time that the Holders may request registration under Section 1.2 hereof).

        1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

        (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

        (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

        (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

        1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned by a Holder only to (i) an affiliate (as defined in the Securities Act) of such Holder or (ii) a transferee or assignee of not less than 80,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned in accordance with the requirements of
Section 3, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement.

        1.12 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement if it is the first such registration statement of the Company, and ninety (90) days in any subsequent offering, provided that the Company uses its best efforts to have all of the Company's officers, directors and employees then holding Company Stock enter into similar agreements.

        The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or ninety (90) day) period.

        1.13 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of

Common Stock issued conform with inserts so Registrable Securities have priority in registration over other shares or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling shareholders, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or to include founder's stock or any other shares of stock issued to employees, officers, directors, or consultants pursuant to Company's 1998 Stock Plan, or with respect to registrations under Section 1.5 or 1.8 hereof, in order to include in such registration securities registered for the Company's own account.

        1.14 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

        1.15 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2,
1.3 or 1.5 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company, provided that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during the following ninety
(90) day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period; provided, however, that the provisions of this Section 1.15 shall not apply to any Holder who owns more than two percent (2%) of the Company's outstanding stock until the earlier of (x) such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company, or (y) the expiration of two (2) years after the closing of the first registered public offering of Common Stock of the Company.

                                    SECTION 2

                            Covenants of the Company

        The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities, as follows:

        2.1 Basic Financial Information. The Company will furnish the following reports to each Holder:

        (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared and audited by a nationally recognized accounting firm in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail.

        (b) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

        (c) As soon as practicable before the beginning of the Company's fiscal year, and in any event at least thirty (30) days before the beginning of the Company's fiscal year, an annual budget and operating plan.

        (d) From the date the Company becomes subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), and in lieu of the financial information required pursuant to Sections 2.1(a) and (b), copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively.

        2.2 Right of Participation. The Company hereby grants to each Holder who owns any Shares or any shares of Common Stock issued upon conversion of the Shares the right of participation to purchase a pro rata share of New Securities (as defined below) which the Company may, from time to time, propose to sell and issue. A Holder's pro rata share, for purposes of this right of participation, is the ratio of the number of shares of Common Stock owned by such Holder immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of any option or warrant held by such Holder which is exercisable at such time, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. Each Holder shall have a right of over-allotment such that if any Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Holders may purchase the non-purchasing Holder's portion on a pro rata basis within ten (10) days from the date such non-purchasing Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities. This right of participation shall be subject to the following provisions:

        (a) "New Securities" shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not (i) securities issued upon conversion of the Shares; (ii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iii) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (iv) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors, provided such securities do not exceed 10,400,000; (v) securities issued to vendors or customers or to other persons in similar commercial situations with the Company or securities issued in connection with obtaining financing, whether issued to a lender, lessor, guarantor or other person if such issuance is approved by the Board of Directors; provided that in any twelve (12) month period the number of shares issued under Section 2.2(a)(v) do not exceed one percent (1%) of the then outstanding shares of Common Stock; (vi) securities issued in a public offering pursuant to a registration under the Securities Act with an aggregate offering price to the public of at least $20,000,000 at a public offering price of at least $12.50 per share; (vii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (viii) securities issued to strategic investors involving technology transfers or similar items critical to expansion and improvement of the Company's business; and (ix) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (viii) above. For purposes of subsection (v), the number of shares of Common Stock outstanding shall be calculated as if all shares of the Preferred Stock of the Company and all securities convertible into Common Stock of the Company ("Convertible Securities") had been fully converted into shares of Common Stock immediately prior to such calculation, any outstanding warrants, outstanding options and any remaining options under the corporation's stock option plan or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised immediately prior to such calculation and any remaining options under the corporation's stock option plan had been issued (and the resulting securities fully converted into shares of Common Stock, if so convertible in each case) as of such date.

        (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) days after the date of any such notice to elect to purchase such Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

        (c) In the event the Holders fail to exercise fully the right of participation within such twenty (20) day period and after the expiration of the ten (10) day period for the exercise of the over-allotment provisions of this
Section 2.2, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of such agreement) to sell the New Securities respecting which the Holders' right of participation option set forth in this Section 2.2 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Holders pursuant to Section 2.2(b). In the event the Company has not sold within such ninety (90) day period or entered into an agreement to sell the New Securities in accordance with the foregoing within ninety (90) days from the date of such agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in Section 2.2(b) above.

        (d) The right of participation granted under this Agreement shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, with proceeds of more than $20,000,000 and at a public offering price of at least $12.50 per share.

        (e) The right of participation set forth in this Section 2.2 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act an affiliate of and/or controlling, controlled by or under common control with, any such Holder, and
(ii) such right is assignable between and among any of the Holders, and (iii) to any transferee of at least 80,000 shares.

        2.3 Termination of Covenants. The covenants set forth in this Section 2 shall terminate and be of no further force and effect after the time of effectiveness of the Company's first firm commitment underwritten public offering registered under the Securities Act, with proceeds of more than $20,000,000 and at a public offering price of at least $12.50 per share.

        2.4 Person Insurance. Following the Closing, the Company will seek to obtain reasonable key person life insurance policies on the lives of Subrah S. Iyar and Min Zhu, the proceeds of which will be payable to Company.

        2.5 Directors and Officers Liability Insurance. Promptly following the Closing, Company will seek to procure an appropriate Directors and Officers Liability insurance policy covering the directors and officers of Company in the amount of at least $1,000,000, so long as in the opinion of the Board of Directors the premiums are reasonable. Company will seek to increase the coverage amount under such policy to at least $5,000,000 immediately prior to the closing of an underwritten public offering for the sale of Company's Common Stock, so long as in the opinion of the Board of Directors the premiums are reasonable.

                                    SECTION 3

                                 Stock Transfers

        3.1 Standstill Provisions. Without the prior written consent of the Board of Directors, neither Vanenburg Ventures nor any of their affiliates may acquire more than 15% of the Company's voting securities. If any such holder holds more than 15% of the Company's voting securities, then any additional acquisitions of the Company's voting securities by such holder requires the prior written consent of the Board of Directors.

        3.2 Permitted Transfers. In addition to the transfer of Shares as described in the Series D Preferred Stock Purchase Agreement, a Holder may transfer (i) a minimum of 80,000 of its Shares and/or shares of Common Stock of the Company (as adjusted for any stock splits, stock dividends, reverse stock splits, and the like), (ii) all of its shares if such Holder holds fewer than 80,000, or (iii) any of its shares to an affiliate (as defined in the Securities
Act) subject to Section 1.11 and applicable securities laws.

        3.3 Right of First Refusal. The Company, is hereby granted the primary right of first refusal (the "Primary First Refusal Right") and the Founders and the Holders are granted the secondary right of first refusal (the "Secondary First Refusal Right"), exercisable in connection with any proposed sale or other transfer of Common Stock only (the "Target Shares") held by a Holder or his assigns and a Founder (the "Selling Shareholder"). For purposes of this Section, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Target Shares intended to be made by the Selling Shareholder, but shall not include any of the permitted transfers under Section 3.2.

        3.4 Notice of Intended Disposition. In the event a Selling Shareholder desires to accept a bona fide third-party offer for any Target Shares, the Selling Shareholder shall promptly (a) deliver to the Secretary of the Company a written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price and the identity of the third-party offeror, and (b) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not contravene applicable securities laws.

        3.5 Exercise of Right of First Refusal. The Company (or its assignees) shall, for a period of twenty (20) days following receipt of the Disposition Notice, have the right to purchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to the Selling Shareholder prior to the expiration of the twenty (20) day exercise period. If such right is exercised with respect to all or some of the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the purchase of such Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time the Selling Shareholder shall deliver to the Company the certificates representing the Target Shares to be purchased, properly endorsed for transfer. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's Common Stock.

Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Shareholder and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Selling Shareholder and the Company (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Selling Shareholder and the Company. The closing shall then be held on the latter of (a) the fifth business day following delivery of the Exercise Notice or (b) the 15th day after such cash valuation shall have been made.

        3.6 Partial or Non-Exercise of the Primary Right of First Refusal. In the event the Company does not deliver the Exercise Notice to the Selling Shareholder within twenty (20) days following the date of the Company's receipt of the Disposition Notice, or in the event the Company delivers an Exercise Notice for a portion, but not all of the Target Shares, then the Selling Shareholder shall promptly deliver a second Disposition Notice to the Founders and the Holders (the "Remaining Shareholders"), at the addresses listed on Schedule A hereto, describing the Target Shares remaining for sale along with the basic terms and conditions thereof, including the proposed purchase price and the identity of the third-party offeror. The Remaining Shareholders may purchase their pro rata share of the remaining Target Shares pursuant to the same procedures described in Section 3.5. A Remaining Shareholders' pro rata share, for purposes of this Secondary Right of First Refusal, is the ratio of the number of shares of Common Stock owned by such Remaining Shareholder at the date of the second Disposition Notice, assuming full conversion of the Shares and exercise of any option or warrant held by such Remaining Shareholder which is exercisable at such time, to the total number of shares of Common Stock owned by all Remaining Shareholders at the date of the second Disposition Notice, assuming full conversion of the Shares and exercise of any option or warrant held by any Remaining Shareholder which is exercisable at such time. Each Remaining Shareholder shall have a right of over-allotment such that if any Remaining Shareholder fails to exercise its right hereunder to purchase its pro rata share of the Target Shares, the other Remaining Shareholders may purchase the non-purchasing Remaining Shareholders' portion on a pro rata basis within ten (10) days from the date such non-purchasing Holder fails to exercise its right hereunder to purchase its pro rata share of the Target Shares.

        3.7 Partial or Non-Exercise of the Secondary Right of First Refusal. In the event the Remaining Shareholders do not deliver any Exercise Notices to the Selling Shareholder within twenty (20) days following the date of their receipt of the second Disposition Notice, or in the event the Remaining Shareholders deliver Exercise Notices for a portion, but not all of the Target Shares, and the remainder of the Target Shares are not purchased pursuant to the right of over-allotment provided for in Section 3.6, then the Selling Shareholder shall have a period of sixty (60) days thereafter, in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Disposition Notices to the third-party offeror identified in the second Disposition Notice; provided that any such sale or disposition must comply with applicable state and federal securities laws and Section 1.11 of this Agreement. If the Selling Shareholder does not sell or otherwise dispose of the Target Shares within the specified sixty (60) day period, the First Refusal Right shall continue to apply to any subsequent disposition of the Target Shares by the Selling Shareholder until such right lapses in accordance with Section 3.8.

        3.8 Lapse. The First Refusal Right under this Section 3 shall lapse and cease to have effect upon the closing of a firm commitment underwritten public offering pursuant to a registration under the Securities Act with an aggregate offering price to the public of at least $20,000,000 at a public offering price of at least $12.50 per share.

        3.9 Legend. All certificates representing Shares or Common Stock subject to the Right of First Refusal shall be endorsed with the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                                    SECTION 4

                                  Miscellaneous

        4.1 Governing law. This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

        4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        4.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of a majority of the Preferred shares (on an as converted basis) not resold to the public and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

        4.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Schedule A, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at WebEx, Inc., 110 Rose Orchard Way, San Jose, CA 95134, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective
(i) if mailed, five (5) days after mailing and (ii) if delivered, upon delivery.

        4.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

        4.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        4.7 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

        4.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        4.10 Subsequent Closings. In the event that the Company shall conduct subsequent sales of Series D Preferred Stock, any holder of such shares of Series D Preferred Stock shall be deemed an Investor with all of the rights of an Investor under this Agreement; provided that as a condition thereto such Investor and the Company shall sign a counterpart signature page to this Agreement.

        4.11 Assignment. The Investor's rights hereunder, and the rights of any of the Investors permitted assigns, may only be assigned to a party who acquires an aggregate at least 80,000 shares of Preferred Stock - or such lesser amount if it represents the Investor's entire holdings; provided, however, that no party may be assigned any of the foregoing rights unless Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of Company as to which the rights in question are being assigned; and provided further that any such assignee will receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4. Assignment of the Investor's right hereunder to an affiliate (as defined in the Securities Act) a partner, retired partner, spouse, lineal descendent, ancestor or shareholder of any Investor will be without restriction as to minimum shareholdings.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement effective as of the day and year first above written.

                                      WEBEX, INC.

                                      By         /s/ Subrah S. Iyar
                                          --------------------------------------
                                                     Subrah S. Iyar
                                                 Chief Executive Officer


       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Antenna Venture Partners
                                     -------------------------------------------
                                             Print Name of Investor


                                     By    /s/ C. Daisy Pravo
                                         ---------------------------------------
                                                      Signature



                                     Address:  301 Howard  #1440
                                               ---------------------------------
                                               San Francisco, CA  94105
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Arno Penzias
                                     -------------------------------------------
                                               Print Name of Investor



                                     By  /s/  Arno Penzias
                                         ---------------------------------------
                                                       Signature



                                     Address:  ARNO PENZIAS
                                               ---------------------------------
                                               1960 GRANT AVE., #16
                                               ---------------------------------
                                               SAN FRANCISCO, CA  94133
                                               ---------------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Craig Klosterman
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Craig Klosterman
                                           -------------------------------------
                                                        Signature


                                     Address:  20781 Via Corta
                                               ---------------------------------
                                               San Jose, CA  95120
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     GEOFFREY E. BOCK
                                     -------------------------------------------
                                              Print Name of Investor


                                     By    /s/ Geoffrey E. Bock
                                           -------------------------------------
                                                        Signature


                                     Address:  181 Gibbs St.
                                               ---------------------------------
                                               Newton, MA
                                               ---------------------------------
                                               02454
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     GEORGE B. BOLTON
                                     -------------------------------------------
                                              Print Name of Investor


                                     By    /s/ George Brown Bolton
                                           -------------------------------------
                                                       Signature


                                     Address:  2655 Scott St.
                                               ---------------------------------
                                               San Francisco, CA
                                               ---------------------------------
                                               94123
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     GC DEV. CO., INC.
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/
                                           -------------------------------------
                                                        Signature


                                     Address:  360 NORTH CRESCENT DRIVE
                                               ---------------------------------
                                               BEVERLY HILLS, CA  90210
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     HIKARI TSUSHIN, INC.
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Masabide Saito, Managing Director
                                           -------------------------------------
                                                       Signature



                                     Address:  23F Ohtemachi Nemura Bldg.
                                               ---------------------------------
                                               2-1-1 Ohterrachi, Chiyoda-Ka
                                               ---------------------------------
                                               TOKYO  100-0004    JAPAN
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     JEFFREY LIU
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/  Jeffrey Liu
                                           -------------------------------------
                                                        Signature


                                     Address:  924 Clayton St.
                                               ---------------------------------
                                               SAN FRAN, CA  94117
                                               ---------------------------------
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Larry Smarr
                                     -------------------------------------------
                                              Print Name of Investor


                                     By    /s/  Larry Smarr
                                           -------------------------------------
                                                        Signature



                                     Address:  501 W. Pennsylvania
                                               ---------------------------------
                                               Urbana, IL  61801
                                               ---------------------------------
                                               ---------------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     North America Venture Fund, L.P.
                                     -------------------------------------------
                                              Print Name of Investor


                                     By    /s/
                                           -------------------------------------
                                                      Signature


                                     Address:  3945 Freedom Circle
                                               ---------------------------------
                                               Suite 270
                                               ---------------------------------
                                               Santa Clara, CA  95054
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Peter B. Breck
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Peter B. Breck
                                           -------------------------------------
                                                                    Signature



                                     Address:  PETER B. BRECK
                                               ---------------------------------
                                               Deutsche Banc Alex. Brown
                                               ---------------------------------
                                               101 California Street, 48th Floor
                                               ---------------------------------
                                               San Francisco, CA  94111
                                               ---------------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Peter S. Kastner
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Peter S. Kastner
                                           -------------------------------------
                                                       Signature


                                     Address:  8 Lincoln Circle
                                               ---------------------------------
                                               Wellesley, MA  02481
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     PTEK Holdings, Inc.
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/
                                           -------------------------------------
                                                                    Signature


                                     Address:
                                               ---------------------------------
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Stephen D. Hendrick
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Stephen D. Hendrick
                                           -------------------------------------
                                                       Signature


                                     Address:  7 Whistler Lane
                                               ---------------------------------
                                               Southborough, MA  01772
                                               ---------------------------------
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Broadview SLP
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/
                                           -------------------------------------
                                                         Signature



                                     Address:  One Bridge Plaza
                                               ---------------------------------
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     TIBCO SOFTWARE INC.
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Robert P. Stefanski
                                           -------------------------------------
                                                       Signature
                                               ROBERT P. STEFANSKI
                                               EXECUTIVE VICE PRESIDENT
                                               TIBCO SOFTWARE INC.

                                     Address:  3165 Porter Drive
                                               ---------------------------------
                                               Palo Alto, CA  94304
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Dr. Thomas W. Kuhr
                                     Managing Director
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Dr. Thomas W. Kuhr
                                           -------------------------------------
                                                        Signature



                                     Address:  1. T-Telematik Venture
                                               ---------------------------------
                                               Beteiligungsgesellschatt mbH
                                               ---------------------------------
                                               Godesberger Allee 73
                                               ---------------------------------
                                               53175 Bonn
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     Ardara Us Direct Investment Inc.
                                     -------------------------------------------
                                              Print Name of Investor

                                               DUCAT LIMITED
                                               two DIRECTORS:



                                     By    /s/
                                           -------------------------------------
                                                         Signature



                                     Address:  11 rue de la Corraterie
                                               ---------------------------------
                                               1204 Geneva, Switzerland
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     FRANCIS A. DeSOUZA
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Francis A. DeSouza
                                           -------------------------------------
                                                       Signature



                                     Address:  108 2ND AVE SOUTH, #205
                                               ---------------------------------
                                               KIRKLAND, WA  98033
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     FRANK L. WALTERS
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Frank L. Walters
                                           -------------------------------------
                                                                    Signature



                                     Address:  2400 Sand Hill Rd #202
                                               ---------------------------------
                                               Menlo Park
                                               ---------------------------------
                                               CA  94027
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Nitin T. Mehta
                                           -------------------------------------
                                                        Signature



                                     Address:
                                               ---------------------------------
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     I C P, LLC
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/
                                           -------------------------------------
                                                          Signature



                                     Address:
                                               ---------------------------------
                                               ---------------------------------
                                               ---------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     James A. Moore
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ James A. Moore
                                           -------------------------------------
                                                        Signature



                                     Address:  2355 Vallejo St.
                                               ---------------------------------
                                               SF, CA  94123
                                               ---------------------------------
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000
                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     JAY MORRISON
                                     -------------------------------------------
                                              Print Name of Investor



                                     By    /s/ Jay Morrison
                                           -------------------------------------
                                                        Signature



                                     Address:  460 Dalewood Dr.
                                               ---------------------------------
                                               Orinda, CA  94563
                                               ---------------------------------
                                               ---------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                      Leo Richard Jolicoeur and Cynthia Anne
                                      Jolicoeur, Trustees of the Jolicoeur
                                      Family Trust, June 16, 1999
                                      ------------------------------------------
                                      Print Name of Investor



                                      By    /s/ Leo Jolicoeur
                                        ----------------------------------------
                                                        Signature



                                      Address:  12220 Menalto Dr.
                                              ----------------------------------
                                                Los Altos Hills, CA  94022
                                              ----------------------------------

                                              ----------------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            MARK THOMPSON
                                            ------------------------------------
                                                  Print Name of Investor



                                            By /s/ Mark Thompson
                                              ----------------------------------
                                                        Signature



                                            Address:  One Spring Lane
                                                    ----------------------------

                                                    ----------------------------
                                                      Tiburon, CA  94720
                                                    ----------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                        NEA Presidents Fund, L.P.
                                        By: NEA General Partners, L.P.
                                        By:  General Partner
                                        ----------------------------------------
                                                 Print Name of Investor



                                     By    /s/ Thomas C. McConnell
                                        ----------------------------------------
                                                      Signature



                                     Address:  2490 Sand Hill Road
                                             -----------------------------------
                                               Menlo Park, CA  94025
                                             -----------------------------------

                                             -----------------------------------



       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                         NEA Ventures 1999, Limited Partnership
                                         By: Vice President
                                         ---------------------------------------
                                                 Print Name of Investor



                                      By  /s/ Susie Greathouse
                                         ---------------------------------------
                                                        Signature



                                      Address:  2490 Sand Hill Road
                                              ----------------------------------
                                                Menlo Park, CA  94025
                                              ----------------------------------

                                              ----------------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            Net2Phone, Inc.
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Kan Slasky C.F.O.
                                               ---------------------------------
                                                           Signature



                                            Address:  171 MAIN ST
                                                    ----------------------------
                                                      HACKENSACK, NJ  07601
                                                    ----------------------------

                                                    ----------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                      NEW ENTERPRISE ASSOCIATES VIII, LIMITED
                                      PARTNERSHIP
                                      By: NEA Partners VIII, Limited Partnership
                                          Its General Partner
                                      ------------------------------------------
                                               Print Name of Investor



                                   By  /s/ Thomas C. McConnell
                                      ------------------------------------------
                                                     Signature



                                   Address:  2490 Sand Hill Road
                                           -------------------------------------
                                             Menlo Park, CA  94025
                                           -------------------------------------

                                           -------------------------------------




       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            ORACLE CORPORATION
                                            ------------------------------------
                                                    Print Name of Investor



                                            By  /s/
                                              ----------------------------------
                                                            Signature



                                            Address:  Oracle Corporation
                                                    ----------------------------
                                                      500 Oracle Parkway
                                                    ----------------------------
                                                      Redwood Shores, CA  94065
                                                    ----------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                   Pacven Walden Ventures IV
                                   Associates Fund, L.P.
                                   ---------------------------------------------
                                             Print Name of Investor



                                   By  /s/
                                     -------------------------------------------
                                                      Signature

                                          Director of Pacven Walden
                                          Management Co., Ltd.
                                          as General Partner of Pacven Walden
                                          Management II, L.P. as General
                                          Partner of Pacven Walden Ventures
                                          IV Associates Fund, L.P.

                                   Address:  750 Battery Street, Ste. 700
                                           -------------------------------------
                                             San Francisco, CA  94111
                                           -------------------------------------

                                           -------------------------------------





       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                   Pacven Walden Ventures IV, L.P.
                                   ---------------------------------------------
                                              Print Name of Investor



                                   By /s/
                                      ------------------------------------------
                                                      Signature

                                          Director of Pacven Walden
                                          Management Co., Ltd.
                                          as General Partner of Pacven Walden
                                          Management II, L.P. as General Partner
                                          of Pacven Walden Ventures IV, L.P.

                                   Address:  750 Battery Street, Ste. 700
                                           -------------------------------------
                                             San Francisco, CA  94111
                                           -------------------------------------

                                           -------------------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            PHILLIP WHITE
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Phillip White
                                               ---------------------------------
                                                           Signature



                                            Address:  95 ATHERTON AVE
                                                    ----------------------------

                                                    ----------------------------
                                                      ATHERTON, CA 94021
                                                    ----------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            Scott Sandell
                                            ------------------------------------
                                                   Print Name of Investor



                                            By /s/ Scott Sandell
                                              ----------------------------------
                                                          Signature



                                            Address:  c/o NEA
                                                    ----------------------------
                                                      2490 Sand Hill
                                                    ----------------------------
                                                      Menlo Park, CA  94025
                                                    ----------------------------








       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            SPRINGVEST CORPORATION
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Min fu Chang
                                              ----------------------------------
                                                          Signature
                                                   MIN FU CHANG



                                            Address:  301-1, MIN SHENG WEST ROAD
                                                    ----------------------------
                                                      TAIPEI 103, TAIWAN R.O.C.
                                                    ----------------------------

                                                    ----------------------------







       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            STEWART H. SONNENFELDT
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Stewart H. Sonnenfeldt
                                              ----------------------------------
                                                          Signature



                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------








       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            Summit (SAF) Investors IV, L.P.
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/
                                              ----------------------------------
                                                          Signature



                                            Address:  Summit Accelerator Fund
                                                    ----------------------------
                                                      499 Hamilton Ave., #200
                                                    ----------------------------
                                                      Palo Alto, CA  94301
                                                    ----------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                         Summit Accelerator Founders Fund, L.P.
                                         ---------------------------------------
                                                 Print Name of Investor



                                         By  /s/
                                           -------------------------------------
                                                          Signature



                                         Address:  Summit Accelerator Fund
                                                 -------------------------------
                                                   499 Hamilton Ave., #200
                                                 -------------------------------
                                                   Palo Alto, CA  94301
                                                 -------------------------------










       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                                 Summit Accelerator Fund L.P.
                                              ----------------------------------
                                                     Print Name of Investor



                                            By  /s/
                                              ----------------------------------
                                                           Signature


                                            Address:  Summit Accelerator Fund
                                                    ----------------------------
                                                      499 Hamilton Ave., #200
                                                    ----------------------------
                                                      Palo Alto, CA  94301
                                                    ----------------------------










       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            THOMAS L. HERSHNER
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Thomas L. Hershner
                                              ----------------------------------
                                                           Signature



                                            Address:  700 KING'S MOUNTAIN ROAD
                                                    ----------------------------
                                                      WOODSIDE, CA  94062
                                                    ----------------------------

                                                    ----------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            TSUNAMI INVESTMENTS LLC
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/
                                              ----------------------------------
                                                         Signature



                                            Address:  940 LA MESA DRIVE
                                                    ----------------------------
                                                      PORTOLA VALLEY, CA
                                                    ----------------------------
                                                      94028
                                                    ----------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            VANENBURG GROUP B.V.
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ W.H. Heijting
                                              ----------------------------------
                                                         Signature



                                            Address:  VANENBURGER ALLEE 13
                                                    ----------------------------
                                                      P.O. BOX 231
                                                    ----------------------------
                                                      BSSO DE PUTTEW
                                                    ----------------------------
                                                      THE NETHERLANDS
                                                    ----------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                       Walden EDB Partners II, L.P.
                                       -----------------------------------------
                                                Print Name of Investor



                                       By  /s/
                                         ---------------------------------------
                                                      Signature
                                              General Partner



                                       Address:  750 Battery Street, Ste. 700
                                               ---------------------------------
                                                 San Francisco, CA  94111
                                               ---------------------------------

                                               ---------------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                     WIIG-TDF Partners LLC
                                     -------------------------------------------
                                              Print Name of Investor



                                     By  /s/
                                       -----------------------------------------
                                                       Signature
                                           Director of WIIG Management Co., Ltd.
                                           for and behalf of the Fund Managers

                                     Address:  750 Battery Street, Ste. 700
                                             -----------------------------------
                                               San Francisco, CA  94111
                                             -----------------------------------

                                             -----------------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            William B. Ayer
                                            ------------------------------------
                                                    Print Name of Investor



                                            By  /s/ William B. Ayer
                                              ----------------------------------
                                                         Signature



                                            Address:  285 Oak St. / PO Box 1445
                                                    ----------------------------
                                                      White Salmon, WA  98672
                                                    ----------------------------

                                                    ----------------------------









       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.



                                            SUBRAH S. IYAR
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Subrah S. Iyar
                                            ------------------------------------
                                                        Signature



                                            Address:  3205 HANCOCK PL
                                                    ----------------------------
                                                      FREMONT, CA  94530
                                                    ----------------------------

                                                    ----------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       Yuqing Xu
                                       -----------------------------------------
                                                Print Name of Investor

                                       By /s/ YUQING XU
                                         ---------------------------------------
                                                      Signature

                                       Address:  24920 La Loma Ct.
                                               ---------------------------------
                                                 Los Altos Hills, CA 94022
                                               ---------------------------------

                                               ---------------------------------











       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                       Min Zhu
                                       -----------------------------------------
                                                Print Name of Investor

                                       By /s/ MIN ZHU
                                         ---------------------------------------
                                                      Signature

                                       Address:  24920 La Loma Ct.
                                               ---------------------------------
                                                 Los Altos Hills, CA 94022
                                               ---------------------------------

                                               ---------------------------------











       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                            REUTERS HOLDINGS SWITZERLAND SA
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/
                                            ------------------------------------
                                                        Signature



                                            Address: 153 Route de Thonon
                                                    ----------------------------
                                                     1245 Collogne - Bellerive
                                                    ----------------------------
                                                     Switzerland
                                                    ----------------------------

                                            Copies of all notices should be
                                            sent to:

                                            Reuters Limited
                                            85 Fleet Street
                                            London EC4P 4AJ
                                            United Kingdom

                                            Attention: General Counsel


       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

        The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.


                                            Yahoo! Inc.
                                            ------------------------------------
                                                   Print Name of Investor



                                            By  /s/ Ellen Siminoff
                                            ------------------------------------
                                                        Signature
                                                Ellen Siminoff



                                            Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------






       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                SIGNATURE PAGE TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                          DATED AS OF MARCH ___ , 2000

                                  BY AND AMONG

                                   WEBEX, INC.

                          AND EACH HOLDER NAMED THEREIN

     The undersigned hereby executes and delivers the WebEx, Inc. Amended and Restated Investor Rights Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Holders named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                       Dr. Thomas W. Kuhr
                                       Managing Director
                                       -----------------------------------------
                                              Print Name of Investor


                                       By /s/ Dr. Thomas W. Kuhr
                                          --------------------------------------
                                                    Signature


                                       Address: 2. Dr. Kuhr & Partners GbR
                                                --------------------------------
                                                Godesberger Allee 73
                                                --------------------------------
                                                53175 Bonn
                                                --------------------------------










       SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   SCHEDULE A



Founders                                                Number of Shares
--------                                                ----------------
Subrah Iyar                                             5,000,000 Common
c/o WebEx, Inc.
110 Rose Orchard Way
San Jose, CA 95134
Fax: (408) 435-7004

Min Zhu and Yuqing Xu                                   5,000,000 Common
c/o WebEx, Inc.
110 Rose Orchard Way
San Jose, CA 95134
Fax: (408) 435-7004

Investors                                                Number of Shares
---------                                                ----------------
Baan Investments                                           904,474 Series A Preferred
___________________                                      4,598,383 Series B Preferred
___________________

New Enterprise Associates                                2,333,333 Series C Preferred
___________________
___________________

T-Telematik Venture Beteiligungsgesellschaft MBH         1,436,667 Series C Preferred
___________________
___________________

Walden Ventures                                          1,333,333 Series C Preferred
Attn:  Lip-Bu Tan
___________________
___________________

Vanenburg Group, B.V.                                    1,000,000 Series C Preferred
___________________
___________________

International Capital Partners, LLC                        550,000 Series C Preferred
Attn:  Mr. Nicholas Sinacori
300 First Stamford Place
Stamford, CT 06902

Oracle                                                     333,333 Series C Preferred
___________________
___________________

Investors                                                Number of Shares
---------                                                ----------------
SAP                                                        333,333 Series C Preferred
___________________
___________________

Summit Accelerator Fund, L.P.                              333,333 Series C Preferred
___________________
___________________

Net2Phone                                                  240,000 Series C Preferred
___________________
___________________

[Others]                                                   455,930 Series C Preferred
___________________
___________________